UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 4, 2008 (July 30, 2008)

Duff & Phelps Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33693	20-8893559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 871-2000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 30, 2008, Duff & Phelps, LLC (the “Borrower”), Duff & Phelps Acquisitions, LLC, as one of the guarantors, the lenders party thereto and General Electric Capital Corporation, in its capacity as Administrative Agent, entered into an Amended and Restated Credit Agreement (the “Amended Credit Agreement”), pursuant to which changes were made to the Credit Agreement, dated as of September 30, 2005 (as previously amended and otherwise modified, the “Credit Agreement”). The Credit Agreement was amended, among other things, to (i) replace an interest coverage ratio and maximum capital expenditure covenant with a fixed charge coverage ratio; (ii) allow for a $75,000,000 incremental term loan facility, which is currently uncommitted by the lenders; and (iii) provide additional capacity for permitted acquisitions and investments.

The Company is filing the Amended Credit Agreement as Exhibit 10.1 hereto.

Item 3.02.	Unregistered Sales of Equity Securities

On July 31, 2008, Duff & Phelps Corporation (the “Company”) issued an aggregate of 76,186 shares of Class A common stock to the stockholders of Kane Reece Associates, Inc. (“Kane Reece”) in connection with the merger of Kane Reece with and into a subsidiary of the Company. The shares issued were one component of the consideration paid to the stockholders of Kane Reece in connection with the merger. The issuance of these shares of Class A common stock was made without a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) because the shares of Class A common stock were offered and sold in a transaction exempt from registration under Section 4(2) of the Securities Act.

A copy of the press release issued by the Company regarding the merger is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this report as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

10.1
Amended and Restated Credit Agreement, dated as of July 30, 2008, by and among Duff & Phelps, LLC, Duff & Phelps Acquisitions, LLC, the persons designated as “Lenders” thereto and General Electric Capital Corporation, in its capacity as Administrative Agent.

99.1	Press release, dated July 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUFF & PHELPS CORPORATION

By:	/s/ Edward S. Forman
Name: Edward S. Forman
Title: Executive Vice President, General Counsel and Secretary

Dated: August 4, 2008

DUFF & PHELPS CORPORATION
CURRENT REPORT ON FORM 8-K
Report dated August 4, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1
Amended and Restated Credit Agreement, dated as of July 30, 2008, by and among Duff & Phelps, LLC, Duff & Phelps Acquisitions, LLC, the persons designated as “Lenders” thereto and General Electric Capital Corporation, in its capacity as Administrative Agent.

99.1	Press release, dated July 31, 2008.